Exhibit 10.2
JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433
June 15, 2007
Cornell Capital Partners, LP
101 Hudson Street
Suite 3700
Jersey City, NJ 07302
-and-
Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707

Re:	Agreement dated as of January 24, 2007 Among JAG Media Holdings, Inc. (“JAG Media”), Cornell Capital Partners, L.P. (“Cornell Capital”), Cryptometrics, Inc., Robert Barra and Michael Vitale, as amended (“Cornell Agreement”) / Convertible Debentures Nos. CCP-1 and CCP-2 in the original principal amounts of $1,900,000 and $1,250,000 respectively, each dated May 24, 2006 and Convertible Debenture No. CCP-3 in the original principal amount of $1,000,000, dated May 30, 2006 with JAG Media, as Obligor and Cornell Capital, as Holder thereunder (collectively, the “Original Debentures”)
Gentlemen:
This will confirm our understanding that the automatic termination date of June 15, 2007, set forth in the last sentence of paragraph 1 of the Cornell Agreement, is hereby changed to July 16, 2007.
Subject to the terms and conditions of the Merger Agreement, JAG Media and Cryptometrics acknowledge that it is their present intention to consummate the Merger and, if so, agree that upon the S-4 registration statement originally filed on March 12, 2007 being declared effective by the SEC they will take all steps in their control required to consummate the Merger within 30 days of such effective date and further acknowledge and agree that Cornell Capital is relying on this statement as a material inducement to agreeing to the extension of the automatic termination date as set forth herein.
Except as otherwise expressly set forth in this agreement, the Cornell Agreement and the Transaction Documents shall remain unchanged and in full force and effect.

Cornell Capital Partners, LP
June 15, 2007
Page -2-
If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.
Sincerely yours,
JAG Media Holdings, Inc.

By:	/s/ Thomas J. Mazzarisi
Name: Thomas J. Mazzarisi
Title: Chairman & CEO
Date: June 15, 2007
AGREED AND ACCEPTED: Cornell Capital Partners, LP By: Yorkville Advisors, LLC Its: General Partner		The undersigned parties are signing this agreement only with respect to the obligations in Paragraph 5 of the Cornell Agreement
/s/ Robert Barra
Robert Barra
By:	/s/ Mark Angelo	Date: June 15, 2007
Mark Angelo, Portfolio Manager
	Date: June 15, 2007	/s/ Michael Vitale
Michael Vitale
Date: June 15, 2007
Cryptometrics, Inc.

By:	/s/ Robert Barra
Name: Robert Barra
Title: Co-CEO
Date: June 15, 2007